UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 26, 2024

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 5.07     Submission of Matters to a Vote of Security Holders.

CNS Pharmaceuticals, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) at 9:30 a.m. MT at the Wells Fargo Center, 13th Floor - Uintah Boardroom, 299 S Main St, Salt Lake City, UT 84111. As of October 16, 2024, the record date for the Special Meeting, there were 33,446,403 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 11,310,361, or 33.82%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Special Meeting.

The proposals are described in detail in the Proxy Statement, the relevant portions of which are incorporated herein by reference.

Proposal 1. Reverse Split Authorization Approval – The Company’s stockholders granted the Company’s Board of Directors authority, in its sole discretion, prior to the one-year anniversary of the Special Meeting, to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse split ratio of between 1-for-2 and 1-for-50 as determined by the Board of Directors, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
7,873,677	3,121,776	314,908	0

Proposal 2. Nasdaq Listing Rule 5635(d) Approval - For purposes of complying with Nasdaq Listing Rule 5635(d), the Company’s stockholders approved the repricing of warrants issued to investors to purchase an aggregate of 2,434,120 shares of common stock with exercise prices ranging from $1.26 to $15.00 per share (the “Investor Warrants”), so that each of the Investor Warrants has a new exercise price equal to the lower of (i) $1.13 per share or (ii) the closing price of the Company common stock on the date when the stockholders of the Company approve the repricing of the Investor Warrants (the “Warrant Repricing Proposal”), by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,458,915	1,106,009	171,894	8,573,543

Proposal 3. To Authorize an Adjournment of the Special Meeting - The Company’s stockholders authorized the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the above proposals, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
8,022,415	2,904,712	383,234	0

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

	By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: December 2, 2024

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